UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

DARLING INGREDIENTS INC.

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Your Vote Counts! DARLING INGREDIENTS INC. 2026 Annual Meeting Vote by May 6, 2026 11:59 PM ET for shares held directly and by May 4, 2026 11:59 PM ET for shares held in a Plan. DARLING INGREDIENTS INC. 5601 N MACARTHUR BLVD IRVING, TX 75038 USA V87447-P46048 You invested in DARLING INGREDIENTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 7, 2026 10:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/DAR2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect as directors of the Company the ten nominees named in the accompanying proxy statement to serve until the next annual meeting of stockholders; For Nominees: 1a. Randall C. Stuewe 1b. Charles Adair For 1c. Robert Aspell 1d. Larry A. Barden 1e. Celeste A. Clark 1f. Linda Goodspeed 1g. Enderson Guimaraes 1h. Randy L. Hill 1i. Soren Schroder 1j. Kurt Stoffel 2. Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2027. 3. Approve, on an advisory basis, executive compensation. 4. Approve the 2026 Omnibus Incentive Plan. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof in accordance with the provisions of the Company’s bylaws. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V87448-P46048